UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21276

J.P. Morgan Fleming Series Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: January 1, 2006 through June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT JUNE 30, 2006

JPMorgan Funds

Multi-Manager

Funds

JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Multi-Manager Small Cap Growth Fund	2
JPMorgan Multi-Manager Small Cap Value Fund	4
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	35
Trustees	36
Officers	37
Schedule of Shareholder Expenses	38
Board Approval of Renewal of Investment Advisory Agreements	39
Tax Letter	43

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
July 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Multi-Manager Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced solid results during the last year. For much of the period, the equity market rose as investors were encouraged by overall strong economic growth and positive corporate earnings. That’s not to say there weren’t periods of unnerving volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve Board (Fed) Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from increasing rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After expanding 3.3% in the second quarter of 2005, third-quarter gross domestic product (GDP) advanced 4.1%. GDP then fell to 1.7% in the fourth quarter. However, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Solid Results

The broad stock market, as measured by the S&P 500 Index, returned 8.63% for the 12 months ended June 30, 2006. The market rose in each of the first three quarters of the reporting period before taking a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   1

JPMorgan Multi-Manager Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2006 (In Thousands)	$334,406
Primary Benchmark	Russell 2000 Growth Index

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan Multi-Manager Small Cap Growth Fund, which seeks to provide long-term capital growth by investing in equity securities of small capitalization companies returned 3.50% for the six months ended June 30, 2006.* This compared to a return of 6.07% for its benchmark, the Russell 2000 Growth Index.

Q.	WHY DID THE FUND PERFORM IN THIS WAY?

A.	Small-cap growth stocks generated some of the strongest absolute returns in the equity market over both the short and longer term. The JPMorgan Multi-Manager Small Cap Growth Fund, which generated good absolute returns, did not keep pace with the index in what continues to be an exceptional time for the small-cap market. To put things in perspective, since the market lows of October 2002, small-cap stocks are up over 130% and have outperformed their larger-cap peers in six of the past seven years.

Stock selection in the healthcare and technology sectors was responsible for much of the underperformance. In addition, being underweight in materials, one of the best-performing sectors in the index, also detracted from returns.

Within healthcare, Aspect Medical Systems and Merge Technologies were among the Fund’s greatest detractors. Aspect Medical, a manufacturer of anesthesia monitoring systems, announced earnings lower than analyst expectations. Merge, a maker of radiology software, announced both the CEO’s resignation and a Securities and Exchange Commission (SEC) inquiry into its restatement of previous financial results.

In technology, Blue Coat Systems and Neoware detracted significantly from returns. Both Blue Coat Systems, a provider of Internet security systems, and Neoware, which improves computing productivity, reported weak profits and guided down sales estimates.

On the positive front, the Fund was overweight in the energy sector, which continues to be one of the strongest-performing sectors in the market. Such companies as Tetra Technologies and Carrizo Oil were among the strongest names in the Portfolio. In addition, stock selection was positive in the consumer discretionary sector, with Focus Media and Children’s Place contributing to returns.

Among the underlying managers, BlackRock outperformed its benchmark and provided the greatest contribution to returns. Oberweis was the greatest detractor, with Seligman and UBS also trailing.

Q.	HOW WAS THE FUND MANAGED?

A.	The Fund’s four managers present a complementary balance of approaches to small-cap growth investing. BlackRock, which comprises over a quarter of the Fund, added to returns chiefly because its relatively conservative growth approach that carefully considers valuations protected it as the market penalized perceived risk taking. By contrast, Oberweis detracted the most because of its focus on the highest growth companies which trade at relatively higher valuations and remained out of favor in a risk averse marketplace. The manager’s highest weightings were in information technology, healthcare and consumer discretionary — all high growth sectors, but the index’s worst performing for the period. At just under a third of the portfolio, the allocation to Oberweis is the largest.

PORTFOLIO COMPOSITION***

Information Technology	26.8%
Health Care	21.8
Industrials	16.6
Consumer Discretionary	14.8
Energy	10.4
Financials	3.6
Materials	1.8
Consumer Staples	1.0
Mutual Fund	0.9
Short-Term Investments	2.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Pediatrix Medical Group, Inc.	1.4%
2.	Focus Media Holding Ltd. ADR	1.2
3.	Ceradyne, Inc.	1.2
4.	Kyphon, Inc.	1.0
5.	Arthrocare Corp.	0.9
6.	Orient-Express Hotels Ltd., Class H	0.9
7.	Children’s Place Retail Stores, Inc. (The)	0.9
8.	Tetra Technologies, Inc.	0.9
9.	Carrizo Oil & Gas, Inc.	0.9
10.	Microsemi Corp.	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Effective July 18, 2006, Frederick J. Ruvkun of J. & W. Seligman & Co. Incorporated (“Seligman”) no longer serves as a portfolio manager to the portion of the JPMorgan Multi-Manager Small Cap Growth Fund’s (the “Fund”) assets managed by Seligman. The Seligman portfolio management team will now be led by Michael J. Alpert and will continue to include Stephan B. Yost.

***	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP GROWTH FUND	2/28/03	10.44%	12.24%	17.91%

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/03.

The graph illustrates comparative performance for $1,000,000 invested in shares of the JPMorgan Multi-Manager Small Cap Growth Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from February 28, 2003 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 2000 Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   3

JPMorgan Multi-Manager Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2006
(In Thousands)	$420,496
Primary Benchmark	Russell 2000 Value Index

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan Multi-Manager Small Cap Value Fund, which seeks to provide long-term capital appreciation by investing in equity securities of small capitalization companies, returned 7.57% for the six months ended June 30, 2006.* This compared to a return of 10.44% for its benchmark, the Russell 2000 Value Index.

Q.	WHY DID THE FUND PERFORM IN THIS WAY?

A.	Small-cap value stocks continued to generate some of the strongest absolute returns in the equity market over the past six months. While the JPMorgan Multi-Manager Small Cap Value Fund captured much of this positive performance, it did not keep pace with the index in what continues to be an exceptional time for the small-cap market. To put things into perspective, since the market lows of October 2002, small-cap stocks are up over 130% and have outperformed their larger-cap peers in six of the past seven years.

Stock selection in the consumer discretionary and technology sectors was responsible for much of the underperformance. In addition, being underweight in materials, the best-performing sector in the index, detracted from returns.

Within consumer discretionary, our biggest detractors fell in the homebuilding industry. Companies such as Hovnanian and Meritage traded sharply lower due to fears regarding the impact of a slowing economy and higher interest rates. Although the environment for both is challenging, they trade at exceptionally low multiples and are market leaders in their space.

In technology, Intergraph, an enterprise software firm, came under pressure as it missed earnings expectations and reduced sales forecasts. In addition, Tekelec, a manufacturer of telecommunication network systems, announced the need to restate previous earnings and delay of their current financial statements, leading to analyst downgrades.

On the positive front, strong stock selection in the energy and healthcare added to returns. In energy, names such as Oceaneering International, Universal Compression and Houston Exploration, generated high double-digit returns as global demand for oil and natural gas showed no signs of slowing. In healthcare, Covance, a clinical drug research company, reported a year-on-year earnings increase of 28%.

All underlying managers of the Fund had a difficult time keeping up with the index. The strongest generator of returns was JPMorgan Asset Management, followed by Vaughan Nelson, one of our newest managers. By contrast, Earnest Partners, which constitutes approximately one-third of the Fund, lagged the index.

Q.	HOW WAS THE FUND MANAGED?

A.	We aim to remain diversified across managers and multiple styles of small-cap value investing. Over the past six months, as Earnest Partners and JPMorgan have reached capacity, we have increased allocations to our newest managers, First Quadrant and Vaughan Nelson. At the underlying manager level, JPMorgan detracted least from returns due to its discipline of keeping portfolio risk fairly close to benchmark levels. Earnest detracted most primarily due to its allocation to homebuilders, which fell substantially while the broad index rose.

PORTFOLIO COMPOSITION**

Financials	29.0%
Industrials	17.2
Consumer Discretionary	11.0
Information Technology	10.2
Energy	9.4
Health Care	8.4
Materials	4.7
Utilities	2.9
Consumer Staples	2.0
Telecommunication Services	1.5
U.S. Treasury Obligations	0.2
Short-Term Investments	2.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Houston Exploration Co.	1.2%
2.	Cabot Oil & Gas Corp.	1.2
3.	Pharmaceutical Product Development, Inc.	1.2
4.	Oceaneering International, Inc.	1.1
5.	Global Payments, Inc.	1.0
6.	Raymond James Financial, Inc.	1.0
7.	Covance, Inc.	0.9
8.	Universal Compression Holdings, Inc.	0.9
9.	Jefferies Group, Inc.	0.9
10.	Moog, Inc., Class A	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP VALUE FUND	2/28/03	11.23%	21.54%	26.54%

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/03.

The graph illustrates comparative performance for $1,000,000 invested in shares of the JPMorgan Multi-Manager Small Cap Value Fund, Russell 2000 Value Index, and Lipper Small-Cap Value Funds Index from February 28, 2003 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 2000 Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   5

JPMorgan Multi-Manager Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 96.8%
	Aerospace & Defense — 2.8%
49	AAR Corp. (a)	1,098
52	BE Aerospace, Inc. (a)	1,193
80	Ceradyne, Inc. (a)	3,974
9	DRS Technologies, Inc.	452
61	Essex Corp. (a)	1,122
31	Ladish Co, Inc. (a)	1,147
19	LMI Aerospace, Inc. (a)	349
		9,335
	Air Freight & Logistics — 1.0%
57	Hub Group, Inc., Class A (a)	1,408
71	UTI Worldwide, Inc.	1,785
		3,193
	Auto Components — 0.3%
8	American Axle & Manufacturing Holdings, Inc.	144
44	LKQ Corp. (a)	828
		972
	Biotechnology — 2.4%
16	Alexion Pharmaceuticals, Inc. (a)	581
24	Cubist Pharmaceuticals, Inc. (a)	614
58	Digene Corp. (a)	2,258
41	Human Genome Sciences, Inc. (a)	443
68	Isis Pharmaceuticals, Inc. (a)	410
27	Keryx Biopharmaceuticals, Inc. (a)	388
39	Martek Biosciences Corp. (a)	1,129
23	Maxygen, Inc. (a)	176
9	Neurocrine Biosciences, Inc. (a)	95
31	Nuvelo, Inc. (a)	518
35	Renovis, Inc. (a)	528
27	Telik, Inc. (a)	445
8	Theravance, Inc. (a)	182
12	Zymogenetics, Inc. (a)	220
		7,987
	Building Products — 0.2%
28	Lennox International, Inc.	734
	Capital Markets — 1.5%
14	Affiliated Managers Group, Inc. (a)	1,216
15	Apollo Investment Corp.	275
20	Eaton Vance Corp.	501
7	GFI Group, Inc. (a)	389
38	Investors Financial Services Corp.	1,688
71	TradeStation Group, Inc. (a)	898
		4,967
	Chemicals — 1.0%
23	Agrium, Inc. (Canada)	525
29	Airgas, Inc.	1,061
14	Cytec Industries, Inc.	766
35	Zoltek Cos, Inc. (a)	1,034
		3,386
	Commercial Banks — 0.8%
17	Signature Bank (a)	541
29	Sterling Bancshares, Inc.	546
96	UCBH Holdings, Inc.	1,586
		2,673
	Commercial Services & Supplies — 5.2%
22	Advisory Board Co. (The) (a)	1,048
35	American Ecology Corp.	938
14	ChoicePoint, Inc. (a)	578
5	Corporate Executive Board Co.	540
19	Corrections Corp. of America (a)	984
48	CRA International, Inc. (a)	2,147
212	DiamondCluster International, Inc. (a)	1,676
54	Healthcare Services Group, Inc.	1,138
23	Huron Consulting Group, Inc. (a)	798
60	IHS, Inc., Class A (a)	1,790
38	Kenexa Corp. (a)	1,210
21	Korn/Ferry International (a)	417
65	Labor Ready, Inc. (a)	1,461
61	LECG Corp. (a)	1,118
40	Watson Wyatt & Co. Holdings, Class A	1,399
		17,242
	Communications Equipment — 3.6%
24	ADC Telecommunications, Inc. (a)	401
28	AudioCodes Ltd. (Israel) (a)	305
12	Avocent Corp. (a)	306
52	C-COR, Inc. (a)	403
44	Carrier Access Corp. (a)	367
18	CommScope, Inc. (a)	580
35	EMS Technologies, Inc. (a)	636
143	Foundry Networks, Inc. (a)	1,525
167	Glenayre Technologies, Inc. (a)	440
62	Nice Systems Ltd., ADR (Israel) (a)	1,733
60	Oplink Communications, Inc. (a)	1,091
78	Polycom, Inc. (a)	1,701
49	Redback Networks, Inc. (a)	901
57	Sierra Wireless (Canada) (a)	1,034
65	Stratex Networks, Inc. (a)	219
130	Zhone Technologies, Inc. (a)	264
		11,906

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computer Technology — 0.1%
33	Omniture, Inc.	240
	Computers & Peripherals — 0.4%
31	Emulex Corp. (a)	506
82	Neoware Systems, Inc. (a)	1,003
		1,509
	Construction & Engineering — 0.6%
17	Chicago Bridge & Iron Co., N.V., (Netherlands) (N.Y. Shares)	401
24	EMCOR Group, Inc. (a)	1,173
7	Jacobs Engineering Group, Inc. (a)	577
		2,151
	Diversified Consumer Services — 0.2%
20	Laureate Education, Inc. (a)	844
	Electrical Equipment — 0.7%
12	Ametek, Inc.	564
15	Energy Conversion Devices, Inc. (a)	535
19	Genlyte Group, Inc. (a)	1,362
		2,461
	Electronic Equipment & Instruments — 1.8%
60	Benchmark Electronics, Inc. (a)	1,440
45	Cognex Corp.	1,177
28	Daktronics, Inc.	811
40	Flir Systems, Inc. (a)	882
6	Itron, Inc. (a)	337
37	Optimal Group, Inc. Class A, (Canada) (a)	495
34	Radisys Corp. (a)	740
		5,882
	Energy Equipment & Services — 6.0%
20	Atwood Oceanics, Inc. (a)	972
64	Bronco Drilling Co., Inc. (a)	1,339
18	Complete Production Services, Inc. (a)	423
13	Core Laboratories N.V. (Netherlands) (a)	806
27	Dril-Quip, Inc. (a)	2,209
36	Hercules Offshore, Inc. (a)	1,242
19	Hornbeck Offshore Services, Inc. (a)	690
5	Hydril (a)	428
21	Lufkin Industries, Inc.	1,266
35	Oceaneering International, Inc. (a)	1,605
41	Patterson-UTI Energy, Inc.	1,152
65	Pioneer Drilling Co. (a)	999
39	Superior Energy Services, Inc. (a)	1,325
99	Tetra Technologies, Inc. (a)	2,986
24	Trico Marine Services, Inc. (a)	813
7	Universal Compression Holdings, Inc. (a)	468
29	Veritas DGC, Inc. (a)	1,512
		20,235
	Food & Staples Retailing — 0.5%
63	Central European Distribution Corp. (a)	1,581
	Health Care Equipment & Supplies — 7.7%
32	Abaxis, Inc. (a)	705
85	Adeza Biomedical Corp. (a)	1,186
35	Advanced Medical Optics, Inc. (a)	1,797
167	Align Technology, Inc. (a)	1,232
9	Arrow International, Inc.	297
74	Arthrocare Corp. (a)	3,128
58	Aspect Medical Systems, Inc. (a)	1,011
13	Beckman Coulter, Inc.	743
17	Cytyc Corp. (a)	434
16	DexCom, Inc. (a)	220
14	Edwards Lifesciences Corp. (a)	629
26	Hologic, Inc. (a)	1,293
45	Immucor, Inc. (a)	874
9	Integra LifeSciences Holdings Corp. (a)	361
126	Intralase Corp. (a)	2,110
7	Kinetic Concepts, Inc. (a)	298
83	Kyphon, Inc. (a)	3,195
29	Natus Medical, Inc. (a)	287
24	Palomar Medical Technologies, Inc. (a)	1,113
9	Quidel Corp. (a)	85
15	Resmed, Inc. (a)	723
53	Syneron Medical Ltd. (Israel) (a)	1,102
53	Viasys Healthcare, Inc. (a)	1,364
73	Wright Medical Group, Inc. (a)	1,522
		25,709
	Health Care Providers & Services — 6.5%
39	Centene Corp. (a)	912
13	Community Health Systems, Inc. (a)	461
49	HealthExtras, Inc. (a)	1,493
69	Healthspring, Inc. (a)	1,294
22	Healthways, Inc. (a)	1,146
46	inVentiv Health, Inc. (a)	1,330
40	LCA Vision, Inc.	2,119
12	Lincare Holdings, Inc. (a)	467
34	Nighthawk Radiology Holdings, Inc. (a)	604
7	Omnicare, Inc.	321
103	Pediatrix Medical Group, Inc. (a)	4,645
59	Psychiatric Solutions, Inc. (a)	1,694
65	Symbion, Inc. (a)	1,347
39	United Surgical Partners International, Inc. (a)	1,173

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   7

JPMorgan Multi-Manager Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
80	VCA Antech, Inc. (a)	2,557
3	Visicu, Inc. (a)	48
		21,611
	Health Care Technology — 0.4%
27	Allscripts Healthcare Solutions, Inc. (a)	469
34	Merge Technologies, Inc. (a)	423
18	Vital Images, Inc. (a)	454
		1,346
	Hotels, Restaurants & Leisure — 4.8%
10	Brinker International, Inc.	374
44	California Pizza Kitchen, Inc. (a)	1,204
9	Choice Hotels International, Inc.	536
91	CKE Restaurants, Inc.	1,506
22	Ctrip.com International Ltd. ADR (China)	1,143
13	Morgans Hotel Group Co. (a)	209
80	Orient-Express Hotels Ltd. Class H (Bermuda)	3,123
8	OSI Restaurant Partners, Inc.	291
8	Panera Bread Co., Class A (a)	511
17	Penn National Gaming, Inc. (a)	667
5	PF Chang’s China Bistro, Inc. (a)	208
40	Red Robin Gourmet Burgers, Inc. (a)	1,681
52	Ruth’s Chris Steak House (a)	1,060
22	Scientific Games Corp., Class A (a)	784
29	Shuffle Master, Inc. (a)	964
6	Station Casinos, Inc.	397
32	Texas Roadhouse, Inc., Class A (a)	431
30	Vail Resorts, Inc. (a)	1,117
		16,206
	Household Durables — 0.8%
33	Desarrolladora Homex S.A. de C.V. ADR (Mexico) (a)	1,068
34	Directed Electronics, Inc. (a)	444
17	Hovnanian Enterprises, Inc., Class A (a)	523
39	Technical Olympic USA, Inc.	557
		2,592
	Household Products — 0.5%
40	Central Garden & Pet Co. (a)	1,705
	Insurance — 0.2%
7	Arch Capital Group Ltd. (Bermuda) (a)	417
13	Darwin Professional Underwriters, Inc. (a)	231
		648
	Internet & Catalog Retail — 0.5%
39	Gmarket, Inc. ADR (South Korea) (a)	601
33	Stamps.com, Inc. (a)	926
		1,527
	Internet Software & Services — 4.7%
51	Aladdin Knowledge Systems (Israel) (a)	1,028
99	aQuantive, Inc. (a)	2,501
51	DealerTrack Holdings, Inc. (a)	1,125
119	Interwoven, Inc. (a)	1,017
65	Jupitermedia Corp. (a)	844
218	Move, Inc. (a)	1,194
69	Online Resources Corp. (a)	713
79	Openwave Systems, Inc. (a)	909
404	SkillSoft plc ADR (Ireland) (a)	2,475
200	SonicWALL, Inc. (a)	1,800
84	ValueClick, Inc. (a)	1,289
72	WebSideStory, Inc. (a)	877
		15,772
	IT Services — 4.0%
44	CACI International, Inc., Class A (a)	2,579
55	eFunds Corp. (a)	1,215
34	Euronet Worldwide, Inc. (a)	1,316
49	Forrester Research, Inc. (a)	1,374
71	Gartner, Inc. (a)	1,005
43	RightNow Technologies, Inc. (a)	720
31	SI International, Inc. (a)	944
16	SRA International, Inc., Class A (a)	413
36	Talx Corp.	798
55	VeriFone Holdings, Inc. (a)	1,661
52	Wright Express Corp. (a)	1,489
		13,514
	Leisure Equipment & Products — 0.2%
42	Nautilus Group, Inc.	657
	Life Sciences Tools & Services — 0.9%
12	Affymetrix, Inc. (a)	307
45	Bruker BioSciences Corp. (a)	241
19	Charles River Laboratories International, Inc. (a)	703
4	Covance, Inc. (a)	223
10	Invitrogen Corp. (a)	629
24	Nektar Therapeutics (a)	446
27	PerkinElmer, Inc.	556
		3,105

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Machinery — 4.7%
27		Actuant Corp., Class A (m)	1,349
8		American Science & Engineering, Inc. (a)	444
82		ASV, Inc. (a)	1,898
53		Bucyrus International, Inc.	2,684
32		ESCO Technologies, Inc. (a)	1,694
48		Gardner Denver, Inc. (a)	1,840
26		Gehl Co. (a)	658
18		Kaydon Corp.	667
9		Kennametal, Inc.	552
12		Middleby Corp. (a)	1,039
29		Mueller Water Products. Inc., Class A (a)	508
15		Oshkosh Truck Corp.	711
8		Pentair, Inc.	261
22		RBC Bearings, Inc. (a)	490
85		TurboChef Technologies, Inc. (a)	941
—	(h)	Wabash National Corp.	5
			15,741
		Marine — 0.3%
15		American Commercial Lines, Inc. (a)	884
		Media — 2.3%
143		CKX, Inc. (a)	1,941
64		Focus Media Holding Ltd. ADR (China) (a)	4,152
59		Harris Interactive, Inc. (a)	339
60		Outdoor Channel Holdings, Inc. (a)	615
35		World Wrestling Entertainment, Inc.	584
			7,631
		Metals & Mining — 0.6%
18		Century Aluminum Co. (a)	632
24		Steel Dynamics, Inc.	1,551
			2,183
		Multiline Retail — 0.1%
14		Family Dollar Stores, Inc.	336
		Oil, Gas & Consumable Fuels — 4.3%
16		Alpha Natural Resources, Inc. (a)	321
38		ATP Oil & Gas Corp. (a)	1,601
15		Berry Petroleum Co., Class A	510
5		Cabot Oil & Gas Corp.	252
93		Carrizo Oil & Gas, Inc. (a)	2,924
36		Comstock Resources, Inc. (a)	1,078
97		EXCO Resources, Inc. (a)	1,109
11		Helix Energy Solutions Group, Inc. (a)	460
68		KCS Energy, Inc. (a)	2,022
26		Massey Energy Co.	940
21		Parallel Petroleum Corp. (a)	506
108		PetroHawk Energy Corp. (a)	1,363
19		Quicksilver Resources, Inc. (a)	707
16		Range Resources Corp.	434
			14,227
		Personal Products — 0.0% (g)
18		Parlux Fragrances, Inc. (a)	178
		Pharmaceuticals — 3.9%
46		Adams Respiratory Therapeutics, Inc. (a) (m)	2,030
91		Aspreva Pharmaceuticals Corp. (Canada) (a)	2,472
10		Endo Pharmaceuticals Holdings, Inc. (a)	339
25		Kos Pharmaceuticals, Inc. (a)	938
31		Medicines Co. (a)	606
137		Noven Pharmaceuticals, Inc. (a)	2,454
34		Penwest Pharmaceuticals Co. (a)	751
23		Perrigo Co.	364
70		Salix Pharmaceuticals Ltd. (a)	859
101		Sciele Pharma, Inc. (a)	2,347
			13,160
		Real Estate Investment Trusts (REITs) — 0.8%
25		BioMed Realty Trust, Inc. REIT	749
15		CapitalSource, Inc. REIT	356
46		Ventas, Inc. REIT	1,559
			2,664
		Road & Rail — 0.8%
54		Landstar System, Inc.	2,528
		Semiconductors & Semiconductor Equipment — 6.6%
41		Agere Systems, Inc. (a)	610
66		Anadigics, Inc. (a)	442
56		Atheros Communications, Inc. (a)	1,067
16		ATMI, Inc. (a)	391
13		Cree, Inc. (a)	299
16		Cymer, Inc. (a)	762
19		DSP Group, Inc. (a)	470
40		Exar Corp. (a)	525
7		Formfactor, Inc. (a)	312
46		Ikanos Communications, Inc. (a)	693
31		Integrated Device Technology, Inc. (a)	441
20		Intersil Corp., Class A	474
60		Kulicke & Soffa Industries, Inc. (a)	446
60		Micrel, Inc. (a)	601
120		Microsemi Corp. (a)	2,922
17		Nextest Systems Corp. (a)	269
50		PDF Solutions, Inc. (a)	616
39		Photronics, Inc. (a)	579

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   9

JPMorgan Multi-Manager Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — Continued
31		Power Integrations, Inc. (a)	540
56		Rudolph Technologies, Inc. (a)	817
13		Semtech Corp. (a)	184
83		Silicon Image, Inc. (a)	898
62		Standard Microsystems Corp. (a)	1,358
27		Supertex, Inc. (a)	1,078
34		Tessera Technologies, Inc. (a)	946
113		Trident Microsystems, Inc. (a)	2,149
26		Varian Semiconductor Equipment Associates, Inc. (a)	861
57		Zoran Corp. (a)	1,385
			22,135
		Software — 5.7%
24		Activision, Inc. (a)	274
44		Blackboard, Inc. (a)	1,274
17		Citrix Systems, Inc. (a)	681
77		Concur Technologies, Inc. (a)	1,196
21		Factset Research Systems, Inc.	1,015
20		Fair Isaac Corp.	726
71		FalconStor Software, Inc. (a)	493
15		Filenet Corp. (a)	391
31		Informatica Corp. (a)	409
23		Macrovision Corp. (a)	493
14		MRO Software, Inc. (a)	287
53		Net 1 UEPS Technologies Inc. (South Africa) (a)	1,449
110		Nuance Communications, Inc. (a)	1,103
26		Open Solutions, Inc. (a)	684
43		Progress Software Corp. (a)	1,000
39		Quest Software, Inc. (a)	554
18		Retalix Ltd. (Israel) (a)	395
47		RSA Security, Inc. (a)	1,275
59		Secure Computing Corp. (a)	506
26		Synchronoss Technologies, Inc. (a)	223
21		THQ, Inc. (a)	447
54		Transaction Systems Architechs, Inc. (a)	2,235
114		Vasco Data Security International (a)	953
30		Verint Systems, Inc. (a)	887
			18,950
		Specialty Retail — 3.3%
7		Abercrombie & Fitch Co.	397
42		Aeropostale, Inc. (a)	1,210
51		Children’s Place Retail Stores, Inc. (The) (a)	3,092
49		Christopher & Banks Corp.	1,407
13		Citi Trends, Inc. (a)	542
29		Dick’s Sporting Goods, Inc. (a)	1,144
13		DSW, Inc, Class A (a)	463
8		Golfsmith International Holdings, Inc. (a)	83
20		Guitar Center, Inc. (a)	894
5		J Crew Group, Inc. (a)	126
37		Petco Animal Supplies, Inc. (a)	756
21		Urban Outfitters, Inc. (a)	360
14		Zumiez, Inc. (a)	511
			10,985
		Textiles, Apparel & Luxury Goods — 2.4%
48		Charles & Colvard Ltd.	507
57		Crocs, Inc. (a)	1,431
47		Iconix Brand Group, Inc. (a)	774
44		Phillips-Van Heusen	1,694
19		Steven Madden Ltd.	573
38		Volcom Inc. (a)	1,216
92		Warnaco Group, Inc. (The) (a)	1,716
			7,911
		Thrifts & Mortgage Finance — 0.3%
20		Bankunited Financial Corp., Class A	604
12		Harbor Bancshares, Inc.	431
—	(h)	New York Community Bancorp, Inc.	—	(h)
			1,035
		Trading Companies & Distributors — 0.4%
24		Beacon Roofing Supply, Inc. (a)	528
13		H&E Equipment Services, Inc. (a)	385
19		TransDigm Group, Inc. (a)	448
			1,361
		Total Common Stocks (Cost $276,948)	323,599
Investment Company — 0.9%
		Equity Fund — 0.9%
44		iShares Russell 2000 Index Fund (Cost $2,968)	3,156
		Total Long-Term Investments (Cost $279,916)	326,755

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.0%
	Discount Note — 0.8%
$2,800	Federal Home Loan Bank Discount Notes 3.31%, 07/03/06	2,799

SHARES	SECURITY DESCRIPTION	VALUE ($)
Investment Company — 1.2%
3,950	JPMorgan Prime Money Market Fund (b)	3,950
	Total Short-Term Investments (Cost $6,749)	6,749
	Total Investments — 99.7% (Cost $286,665)	333,504
	Other Assets in Excess of Liabilities — 0.3%	902
	NET ASSETS — 100.0%	$334,406

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   11

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
	Common Stocks — 96.3%
	Aerospace & Defense — 2.9%
7	AAR Corp. (a) (m)	153
19	Alliant Techsystems, Inc. (a)	1,433
14	Aviall, Inc. (a)	670
3	Ceradyne, Inc. (a)	163
15	Curtiss-Wright Corp.	472
21	DRS Technologies, Inc.	1,030
29	EDO Corp.	700
36	Esterline Technologies Corp. (a)	1,478
5	Heico Corp.	142
103	Hexcel Corp. (a)	1,620
111	Moog, Inc., Class A (a)	3,788
9	Orbital Sciences Corp. (a)	140
6	Sypris Solutions, Inc.	56
5	Triumph Group, Inc. (a)	216
		12,061
	Air Freight & Logistics — 0.0% (g)
4	Forward Air Corp.	163
	Airlines — 0.5%
10	Alaska Air Group, Inc. (a)	374
10	Continental Airlines, Inc., Class B (a)	295
30	ExpressJet Holdings, Inc. (a)	209
18	Mesa Air Group, Inc. (a)	172
25	Republic Airways Holdings, Inc. (a)	426
23	Skywest, Inc.	580
		2,056
	Auto Components — 0.5%
11	Aftermarket Technology Corp. (a) (m)	263
6	American Axle & Manufacturing Holdings, Inc.	103
36	ArvinMeritor, Inc.	614
4	Keystone Automotive Industries, Inc. (a)	160
10	Modine Manufacturing Co.	241
2	Quantum Fuel Systems Technologies Worldwide, Inc. (a)	7
5	Sauer-Danfoss, Inc.	119
7	Standard Motor Products, Inc.	61
21	Tenneco, Inc. (a)	554
7	Visteon Corp. (a)	47
		2,169
	Automobiles — 0.2%
31	Winnebago Industries, Inc.	975
	Biotechnology — 0.2%
5	Alexion Pharmaceuticals, Inc. (a)	170
8	Applera Corp. — Celera Genomics Group (a)	100
6	Cubist Pharmaceuticals, Inc. (a)	159
7	GTx, Inc. (a)	64
3	Human Genome Sciences, Inc. (a)	34
1	Martek Biosciences Corp. (a)	14
4	Myogen, Inc. (a)	116
4	Nuvelo, Inc. (a)	61
5	Progenics Pharmaceuticals, Inc. (a)	130
5	Renovis, Inc. (a)	72
2	United Therapeutics Corp. (a)	139
		1,059
	Building Products — 1.3%
4	Ameron International Corp.	255
11	Apogee Enterprises, Inc.	160
65	Griffon Corp. (a)	1,689
92	Jacuzzi Brands, Inc. (a)	808
48	Lennox International, Inc.	1,266
7	NCI Building Systems, Inc. (a)	383
15	Universal Forest Products, Inc.	935
		5,496
	Capital Markets — 3.2%
11	Affiliated Managers Group, Inc. (a)	943
19	Apollo Investment Corp.	344
96	Eaton Vance Corp.	2,404
1	Greenhill & Co., Inc.	30
132	Jefferies Group, Inc.	3,902
30	Knight Capital Group, Inc., Class A (a)	454
16	LaBranche & Co., Inc. (a)	191
3	Piper Jaffray Cos. (a)	178
144	Raymond James Financial, Inc.	4,350
33	Technology Investment Capital Corp.	476
		13,272
	Chemicals — 1.8%
13	Cytec Industries, Inc.	681
8	FMC Corp.	541
2	Georgia Gulf Corp.	40
13	H.B. Fuller Co.	567
32	Hercules, Inc. (a)	488
5	Minerals Technologies, Inc.	265
9	NewMarket Corp.	451
9	Olin Corp.	152
1	OM Group, Inc. (a)	22
38	PolyOne Corp. (a)	337
11	Rockwood Holdings, Inc. ADR (Cayman Islands) (a)	249
41	Scotts Miracle-Gro Co. (The), Class A	1,735
23	Sensient Technologies Corp.	477

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Chemicals — Continued
6		Spartech Corp.	142
1		Terra Industries, Inc. (a)	5
38		Valspar Corp.	1,012
16		W.R. Grace & Co. (a)	186
15		Wellman, Inc.	59
			7,409
		Commercial Banks — 5.3%
2		1st Source Corp.	81
5		Amcore Financial, Inc.	141
3		AmericanWest Bancorp	66
6		Ameris Bancorp	137
6		Associated Banc-Corp.	185
3		BancFirst Corp.	143
3		Bank of the Ozarks, Inc.	97
2		Banner Corp.	92
2		Capital Corp. of the West	52
5		Capitol Bancorp Ltd.	175
2		Cardinal Financial Corp.	27
5		Cathay General Bancorp, Class B	171
15		Central Pacific Financial Corp.	569
7		Chemical Financial Corp.	203
8		City Holding Co.	293
18		Colonial BancGroup, Inc. (The)	462
6		Columbia Banking System, Inc.	211
7		Community Bank System, Inc.	133
7		Community Trust Bancorp, Inc.	261
12		Cullen/Frost Bankers, Inc.	699
9		EuroBancshares, Inc. (Puerto Rico) (a)	84
—	(h)	Farmers Capital Bank Corp.	7
—	(h)	Financial Institutions, Inc.	2
69		First Bancorp (Puerto Rico)	637
1		First Citizens BancShares, Inc., Class A	241
—	(h)	First Community Bancshares, Inc.	3
1		First Oak Brook Bancshares, Inc.	30
—	(h)	First Regional Bancorp (a)	9
11		First Republic Bank	492
2		FNB Corp.	59
1		Great Southern Bancorp, Inc.	15
13		Greater Bay Bancorp	379
1		Greene County Bancshares, Inc.	43
46		Hanmi Financial Corp.	885
3		Heartland Financial USA, Inc.	72
1		Heritage Commerce Corp.	32
15		IBERIABANK Corp.	863
13		Independent Bank Corp. of Massachusetts	416
14		Independent Bank Corp. of Michigan	367
1		Intervest Bancshares Corp. (a)	20
16		Irwin Financial Corp.	304
2		Lakeland Financial Corp.	41
1		MainSource Financial Group, Inc.	24
29		MB Financial, Inc.	1,020
4		MBT Financial Corp.	56
5		Mercantile Bank Corp.	202
7		Mid-State Bancshares	188
2		Nara Bancorp, Inc.	36
3		National Penn Bancshares, Inc.	64
—	(h)	Old Second Bancorp, Inc.	6
42		Oriental Financial Group (Puerto Rico)	532
69		Pacific Capital Bancorp	2,153
1		Peoples Bancorp, Inc.	19
5		PrivateBancorp, Inc.	190
6		Prosperity Bancshares, Inc.	197
8		Provident Bankshares Corp.	284
88		R&G Financial Corp., Class B (Puerto Rico)	753
34		Republic Bancorp, Inc.	425
1		Republic Bancorp, Inc., Class A	20
—	(h)	Royal Bancshares of Pennsylvania	8
1		Santander Bancorp (Puerto Rico)	27
—	(h)	SCBT Financial Corp.	15
5		Security Bank Corp.	111
1		Sierra Bancorp	13
5		Simmons First National Corp., Class A	133
3		Southside Bancshares, Inc.	76
1		Southwest Bancorp, Inc.	15
15		Sterling Bancshares, Inc.	276
76		Sterling Financial Corp.	2,334
7		Summit Bancshares, Inc.	151
3		Sun Bancorp, Inc. (a)	42
5		Taylor Capital Group, Inc.	204
11		Texas Regional Bancshares, Inc.	427
4		TriCo Bancshares	118
54		UCBH Holdings, Inc.	895
15		Umpqua Holdings Corp.	384
7		Union Bankshares Corp.	315
4		United Bancshares, Inc.	143
24		West Coast Bancorp	701
6		Westamerica Bancorp	294
9		Yardville National Bancorp	329
			22,379

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   13

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Services & Supplies — 3.9%
45		Administaff, Inc.	1,604
194		Allied Waste Industries, Inc. (a)	2,205
15		Angelica Corp.	267
2		Banta Corp.	74
12		CBIZ Inc. (a)	88
5		Consolidated Graphics, Inc. (a)	245
—	(h)	CRA International, Inc. (a)	18
3		Deluxe Corp.	54
4		Electro Rent Corp. (a)	70
4		Ennis, Inc.	75
10		Geo Group, Inc. (The) (a)	340
40		Healthcare Services Group, Inc.	831
218		IKON Office Solutions, Inc.	2,748
15		John H. Harland Co.	666
35		McGrath Rentcorp	975
3		NCO Group, Inc. (a)	71
53		Pike Electric Corp. (a)	1,022
44		School Specialty, Inc. (a)	1,389
18		Sirva, Inc. (a)	117
5		Sourcecorp, Inc. (a)	121
25		Spherion Corp. (a)	232
13		Team, Inc. (a)	334
18		TeleTech Holdings, Inc. (a)	233
1		Tetra Tech, Inc. (a)	20
9		United Stationers, Inc. (a)	419
9		Viad Corp.	272
—	(h)	Volt Information Sciences, Inc. (a)	19
48		Waste Connections, Inc. (a)	1,740
4		Waste Services, Inc. (Canada) (a)	35
7		Watson Wyatt & Co. Holdings, Class A	228
			16,512
		Communications Equipment — 1.2%
7		Arris Group, Inc. (a)	97
9		Avocent Corp. (a)	247
5		Bel Fuse, Inc., Class B	157
6		Black Box Corp.	230
6		C-COR, Inc. (a)	46
128		Ciena Corp. (a)	617
11		CommScope, Inc. (a)	352
1		Digi International, Inc. (a)	12
7		Ditech Networks, Inc. (a)	57
30		Dycom Industries, Inc. (a)	630
14		Finisar Corp. (a)	45
10		Foundry Networks, Inc. (a)	104
5		Glenayre Technologies, Inc. (a)	14
11		Inter-Tel, Inc.	225
12		Mastec, Inc. (a)	157
7		MRV Communications, Inc. (a)	23
14		Optical Communication Products, Inc. (a)	28
5		Polycom, Inc. (a)	114
24		Powerwave Technologies, Inc. (a)	219
6		Redback Networks, Inc. (a)	110
5		SafeNet, Inc. (a)	95
15		Sycamore Networks, Inc. (a)	59
59		Tekelec (a)	723
107		Utstarcom, Inc. (a)	832
			5,193
		Computers & Peripherals — 1.3%
23		Adaptec, Inc. (a) (m)	102
64		Brocade Communications Systems, Inc. (a)	395
16		Electronics for Imaging, Inc. (a)	338
5		Emulex Corp. (a)	81
21		Gateway, Inc. (a)	40
10		Hutchinson Technology, Inc. (a)	225
9		Hypercom Corp. (a)	80
17		Imation Corp.	694
55		Komag, Inc. (a)	2,554
51		McData Corp., Class A (a)	209
23		Palm, Inc. (a)	367
92		Quantum Corp. (a)	242
			5,327
		Construction & Engineering — 1.0%
3		EMCOR Group, Inc. (a)	156
6		Granite Construction, Inc.	285
2		Shaw Group, Inc. (The) (a)	53
80		URS Corp. (a)	3,352
6		Washington Group International, Inc.	341
			4,187
		Construction Materials — 0.6%
10		Eagle Materials, Inc.	494
74		Headwaters, Inc. (a)	1,894
			2,388
		Consumer Finance — 1.8%
30		ACE Cash Express, Inc. (a)	892
10		Advanta Corp., Class B (m)	363
50		AmeriCredit Corp. (a)	1,402
23		Cash America International, Inc.	733
38		CompuCredit Corp. (a)	1,464
7		Dollar Financial Corp. (a)	134

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Consumer Finance — Continued
11		Student Loan Corp.	2,202
17		World Acceptance Corp. (a)	597
			7,787
		Containers & Packaging — 0.5%
5		Greif, Inc., Class A	390
10		Myers Industries, Inc.	172
15		Rock-Tenn Co., Class A	231
39		Silgan Holdings, Inc.	1,454
			2,247
		Distributors — 0.1%
12		Building Material Holding Corp.	323
		Diversified Consumer Services — 0.7%
8		Alderwoods Group, Inc. (a)	152
17		Regis Corp.	594
45		Stewart Enterprises, Inc., Class A	256
8		Strayer Education, Inc.	788
43		Universal Technical Institute, Inc. (a)	943
1		Vertrue, Inc. (a)	43
			2,776
		Diversified Financial Services — 0.5%
55		Asset Acceptance Capital Corp. (a)	1,093
30		Financial Federal Corp.	828
6		Marlin Business Services, Inc. (a)	133
—	(h)	Medallion Financial Corp.	4
			2,058
		Diversified Telecommunication Services — 0.8%
15		Broadwing Corp. (a)	156
135		Cincinnati Bell, Inc. (a)	552
3		Commonwealth Telephone Enterprises, Inc.	109
20		CT Communications, Inc.	460
11		General Communication, Inc., Class A (a)	130
5		North Pittsburgh Systems, Inc.	124
58		Premiere Global Services, Inc. (a)	439
3		SureWest Communications	62
11		Talk America Holdings, Inc. (a)	65
22		Time Warner Telecom, Inc., Class A (a)	327
85		Valor Communications Group, Inc.	970
			3,394
		Electric Utilities — 0.9%
15		Cleco Corp.	342
23		El Paso Electric Co. (a)	464
12		Idacorp, Inc.	415
16		Sierra Pacific Resources (a)	225
2		UIL Holdings Corp.	107
28		Unisource Energy Corp.	885
66		Westar Energy, Inc.	1,395
			3,833
		Electrical Equipment — 0.6%
26		A.O. Smith Corp.	1,182
10		Acuity Brands, Inc. (m)	405
—	(h)	Belden CDT, Inc.	3
5		Encore Wire Corp. (a)	169
11		General Cable Corp. (a)	381
3		Genlyte Group, Inc. (a)	217
6		Regal-Beloit Corp.	283
			2,640
		Electronic Equipment & Instruments — 2.4%
15		Aeroflex, Inc. (a) (m)	177
17		Agilysis, Inc.	308
7		Anixter International, Inc.	308
9		Bell Microproducts, Inc. (a)	47
15		Benchmark Electronics, Inc. (a)	361
8		Brightpoint, Inc. (a)	112
83		Checkpoint Systems, Inc. (a)	1,837
4		Coherent, Inc. (a)	128
15		CTS Corp.	223
3		Electro Scientific Industries, Inc. (a)	58
125		Flir Systems, Inc. (a)	2,760
6		Global Imaging Systems, Inc (a)	227
5		Insight Enterprises, Inc. (a)	103
58		International DisplayWorks, Inc. (a)	303
8		KEMET Corp. (a)	76
14		Newport Corp. (a)	219
4		Park Electrochemical Corp.	103
2		Paxar Corp. (a)	49
4		Plexus Corp. (a)	127
5		Radisys Corp. (a)	105
444		Sanmina-SCI Corp. (a)	2,040
2		SYNNEX Corp. (a)	30
4		Technitrol, Inc.	83
9		TTM Technologies, Inc. (a)	135
			9,919
		Energy Equipment & Services — 4.2%
5		Bristow Group, Inc. (a)	162
89		Global Industries Ltd (a)	1,493
6		Hanover Compressor Co. (a)	107
5		Lone Star Technologies, Inc. (a)	254

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   15

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Energy Equipment & Services — Continued
43		Maverick Tube Corp. (a)	2,686
6		NS Group, Inc. (a)	347
103		Oceaneering International, Inc. (a)	4,700
76		Oil States International, Inc. (a)	2,588
15		RPC, Inc.	375
12		Todco, Class A	490
2		Trico Marine Services, Inc.	68
2		Union Drilling, Inc. (a)	33
62		Universal Compression Holdings, Inc. (a)	3,934
8		Veritas DGC, Inc. (a)	387
			17,624
		Food & Staples Retailing — 0.5%
5		Casey’s General Stores, Inc.	135
38		Great Atlantic & Pacific Tea Co., Inc.	861
2		Nash Finch Co.	41
18		Pathmark Stores, Inc. (a)	169
31		Ruddick Corp.	750
10		Smart & Final, Inc. (a)	174
7		Spartan Stores, Inc.	108
			2,238
		Food Products — 0.8%
8		American Italian Pasta Co. (a)	64
22		Chiquita Brands International, Inc.	301
39		Corn Products International, Inc.	1,194
—	(h)	Delta & Pine Land Co.	6
7		Flowers Foods, Inc.	198
3		Gold Kist, Inc. (a)	40
5		J & J Snack Foods Corp.	149
1		Premium Standard Farms, Inc.	10
4		Ralcorp Holdings, Inc. (a)	187
—	(h)	Reddy Ice Holdings, Inc.	4
50		Sanderson Farms, Inc.	1,394
			3,547
		Gas Utilities — 1.3%
3		Laclede Group, Inc. (The)	100
16		New Jersey Resources Corp.	730
12		Nicor, Inc.	481
8		Northwest Natural Gas Co.	307
68		Oneok, Inc.	2,321
23		South Jersey Industries, Inc.	641
25		Southwest Gas Corp.	768
			5,348
		Health Care Equipment & Supplies — 1.1%
3		Analogic Corp.	149
2		Biosite, Inc. (a)	109
4		Conmed Corp. (a)	85
53		Cooper Cos., Inc. (The)	2,352
2		Greatbatch, Inc. (a)	57
8		HealthTronics, Inc. (a)	59
2		ICU Medical, Inc. (a)	63
28		Invacare Corp.	707
7		Lifecell Corp. (a)	207
20		Medical Action Industries, Inc. (a)	444
4		Neurometrix, Inc. (a)	128
5		Steris Corp.	119
—	(h)	SurModics, Inc. (a)	7
3		Viasys Healthcare, Inc. (a)	82
			4,568
		Health Care Providers & Services — 3.3%
10		Alliance Imaging, Inc. (a)	61
9		Amedisys, Inc. (a)	336
91		AMERIGROUP Corp. (a)	2,821
1		AMN Healthcare Services, Inc. (a) (m)	14
4		Apria Healthcare Group, Inc. (a)	76
—	(h)	Genesis HealthCare Corp. (a)	14
6		Gentiva Health Services, Inc. (a)	88
80		Healthsouth Corp. (a)	308
4		Healthspring, Inc. (a)	69
62		Healthways, Inc. (a)	3,285
9		Kindred Healthcare, Inc. (a)	237
4		LCA-Vision, Inc.	212
39		LHC Group, Inc. (a)	773
8		Magellan Health Services, Inc. (a)	358
3		Molina Healthcare, Inc. (a)	103
39		Pediatrix Medical Group, Inc. (a)	1,780
13		PSS World Medical, Inc. (a)	233
4		Res-Care, Inc. (a)	70
70		Sunrise Senior Living, Inc. (a)	1,933
23		Triad Hospitals, Inc. (a)	925
			13,696
		Health Care Technology — 0.2%
6		Computer Programs & Systems, Inc.	224
17		Per-Se Technologies, Inc. (a)	415
			639
		Hotels, Restaurants & Leisure — 1.7%
6		Ameristar Casinos, Inc.	111
5		Aztar Corp. (a)	244
—	(h)	Bob Evans Farms, Inc.	3

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hotels, Restaurants & Leisure — Continued
50		Brinker International, Inc.	1,811
11		CEC Entertainment, Inc. (a)	341
3		Domino’s Pizza, Inc.	84
14		Jack in the Box, Inc. (a)	529
20		Landry’s Restaurants, Inc.	656
3		Navigant International, Inc. (a)	42
7		Papa John’s International, Inc. (a)	242
—	(h)	Ryan’s Restaurant Group, Inc. (a)	5
111		Sonic Corp. (a)	2,301
63		Triarc Cos., Inc., Class B	986
			7,355
		Household Durables — 3.2%
9		Ethan Allen Interiors, Inc.	322
14		Furniture Brands International, Inc.	290
36		Harman International Industries, Inc.	3,065
69		Hovnanian Enterprises, Inc., Class A (a)	2,084
11		Kimball International, Inc., Class B	209
7		Levitt Corp., Class A	110
44		Meritage Homes Corp. (a)	2,065
11		Sealy Corp. (a)	142
51		Snap-On, Inc.	2,049
81		Standard-Pacific Corp.	2,084
34		Tupperware Brands Corp.	667
6		WCI Communities, Inc. (a)	127
3		Yankee Candle Co., Inc.	70
			13,284
		Household Products — 0.1%
5		Central Garden & Pet Co. (a)	228
—	(h)	Spectrum Brands, Inc. (a)	4
			232
		Independent Power Producers & Energy Traders — 0.1%
8		Black Hills Corp.	268
		Insurance — 6.9%
206		American Equity Investment Life Holding Co.	2,192
3		American Physicians Capital, Inc. (a)	179
13		Argonaut Group, Inc. (a)	378
4		Clark, Inc.	53
70		Commerce Group, Inc.	2,056
83		Delphi Financial Group, Inc.	3,028
5		Direct General Corp.	88
1		Harleysville Group, Inc.	28
50		HCC Insurance Holdings, Inc.	1,470
25		Hilb, Rogal & Hobbs Co.	920
7		Infinity Property & Casualty Corp.	271
49		LandAmerica Financial Group, Inc.	3,159
2		Midland Co. (The)	84
5		Navigators Group, Inc. (a)	223
—	(h)	Odyssey Re Holdings, Corp.	8
95		Ohio Casualty Corp.	2,824
123		Philadelphia Consolidated Holding Co. (a)	3,741
6		Phoenix Cos., Inc. (The)	77
51		PMA Capital Corp., Class A (a)	521
1		ProAssurance Corp. (a)	24
24		Protective Life Corp.	1,110
2		RLI Corp.	101
9		Safety Insurance Group, Inc.	442
9		Selective Insurance Group	492
28		State Auto Financial Corp.	911
38		Stewart Information Services Corp.	1,380
74		United Fire & Casualty Co.	2,220
21		Zenith National Insurance Corp.	833
			28,813
		Internet & Catalog Retail — 0.1%
16		FTD Group, Inc. (a)	216
12		Systemax, Inc. (a)	95
			311
		Internet Software & Services — 0.4%
56		Ariba, Inc. (a)	459
4		AsiaInfo Holdings, Inc. (China) (a)	15
16		Interwoven, Inc. (a)	136
7		Ipass, Inc. (a)	42
13		SonicWALL, Inc. (a)	119
4		Stellent, Inc.	39
18		United Online, Inc.	215
22		Vignette Corporation (a)	326
16		webMethods, Inc. (a)	162
			1,513
		IT Services — 2.4%
61		BearingPoint, Inc. (a)	511
19		Ciber, Inc. (a)	125
11		Covansys Corp. (a)	134
25		CSG Systems International, Inc. (a)	626
15		Gartner, Inc. (a)	209
91		Global Payments, Inc.	4,399
2		infoUSA, Inc.	21
1		Lightbridge, Inc. (a)	8
5		Mantech International Corp., Class A (a)	145
2		MAXIMUS, Inc.	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   17

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		IT Services — Continued
73		MoneyGram International, Inc.	2,478
20		Perot Systems Corp., Class A (a)	290
3		SI International, Inc. (a)	89
3		Startek, Inc.	40
9		Sykes Enterprises, Inc. (a)	142
5		Talx Corp.	101
56		Tyler Technologies, Inc. (a)	625
			9,980
		Leisure Equipment & Products — 0.2%
20		JAKKS Pacific, Inc. (a)	402
19		K2, Inc. (a)	212
7		RC2 Corp. (a)	278
6		Steinway Musical Instruments, Inc. (a)	145
			1,037
		Life Sciences Tools & Services — 2.9%
6		Bio-Rad Laboratories, Inc., Class A (a)	383
65		Covance, Inc. (a)	3,973
2		Molecular Devices Corp. (a)	67
7		Nektar Therapeutics (a)	123
139		Pharmaceutical Product Development, Inc.	4,889
81		Serologicals Corp. (a)	2,559
			11,994
		Machinery — 3.9%
20		Actuant Corp., Class A (m)	1,018
1		Alamo Group, Inc.	29
3		Astec Industries, Inc. (a)	95
29		Barnes Group, Inc.	579
30		Briggs & Stratton Corp.	928
63		Bucyrus International, Inc.	3,159
5		Cascade Corp.	206
6		CIRCOR International, Inc.	168
7		EnPro Industries, Inc. (a)	232
4		Flowserve Corp. (a)	228
11		Gardner Denver, Inc. (a)	408
3		Gehl Co. (a)	64
3		Greenbrier Cos., Inc.	82
35		Harsco Corp.	2,752
—	(h)	Kadant, Inc. (a)	7
7		Kennametal, Inc.	405
7		Lincoln Electric Holdings, Inc.	426
7		Mueller Industries, Inc.	234
2		NACCO Industries, Inc., Class A	316
26		Nordson Corp.	1,277
4		Tecumseh Products Co., Class A (a)	84
1		Tennant Co.	30
81		Timken Co.	2,701
12		Valmont Industries, Inc.	576
7		Watts Water Technologies, Inc., Class A	242
			16,246
		Media — 0.5%
2		Arbitron, Inc.	69
—	(h)	Blockbuster, Inc., Class A (a)	—	(h)
3		Carmike Cinemas, Inc.	72
140		Charter Communications, Inc., Class A (a)	159
4		Cox Radio, Inc., Class A (a)	63
—	(h)	Entercom Communications Corp.	10
9		Journal Communications, Inc., Class A	96
11		Journal Register Co.	100
5		Lee Enterprises, Inc.	129
2		Lin TV Corp., Class A (a)	13
19		Lodgenet Entertainment Corp. (a)	345
3		Media General, Inc., Class A	134
6		ProQuest Co. (a)	75
49		Radio One, Inc., Class D (a)	364
2		Saga Communications, Inc., Class A (a)	18
11		Scholastic Corp. (a)	286
3		Sinclair Broadcast Group, Inc., Class A	27
5		Valassis Communications, Inc. (a)	111
8		Westwood One, Inc.	57
			2,128
		Metals & Mining — 1.7%
81		Birch Mountain Resources Ltd. (Canada) (a)	403
6		Chaparral Stell Co. (a)	447
36		Commercial Metals Co.	923
46		Gibraltar Industries, Inc.	1,337
12		NN, Inc.	148
28		Oregon Steel Mills, Inc. (a)	1,408
26		Quanex Corp.	1,105
3		Reliance Steel & Aluminum Co.	265
11		Ryerson, Inc.	284
4		Schnitzer Steel Industries, Inc.	156
12		Steel Dynamics, Inc.	802
			7,278
		Multi-Utilities — 0.7%
8		Avista Corp.	171
5		CH Energy Group, Inc.	255
99		PNM Resources, Inc.	2,462
			2,888

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Multiline Retail — 0.1%
13		Big Lots, Inc. (a)	215
1		Bon-Ton Stores, Inc. (The)	28
11		Retail Ventures, Inc. (a)	193
			436
		Oil, Gas & Consumable Fuels — 5.2%
4		Alon USA Energy, Inc.	110
37		Arena Resources, Inc. (a)	1,271
44		Arlington Tankers Ltd. (Bermuda)	994
25		Berry Petroleum Co., Class A	815
7		Bois d’Arc Energy, Inc. (a)	112
101		Cabot Oil & Gas Corp.	4,942
4		Callon Petroleum Co. (a)	70
58		Cimarex Energy Co.	2,496
8		Comstock Resources, Inc. (a)	242
9		Energy Partners Ltd. (a)	172
6		Giant Industries, Inc. (a)	413
60		Gulfport Energy Corp. (a)	658
42		Harvest Natural Resources, Inc. (a)	562
85		Houston Exploration Co. (a)	5,189
11		PetroHawk Energy Corp. (a)	132
4		Petroleum Development Corp. (a)	147
2		Remington Oil & Gas Corp. (a)	88
1		Rosetta Resources Inc. (a)	10
4		St. Mary Land & Exploration Co.	157
19		Stone Energy Corp. (a)	884
60		Swift Energy Co. (a)	2,571
1		Western Refining, Inc.	28
			22,063
		Paper & Forest Products — 0.1%
8		Glatfelter	129
12		Schweitzer-Mauduit International, Inc.	264
			393
		Personal Products — 0.3%
52		Elizabeth Arden, Inc. (a)	930
17		NBTY, Inc. (a)	404
4		Prestige Brands Holdings, Inc. (a)	38
			1,372
		Pharmaceuticals — 0.8%
4		Adams Respiratory Therapeutics, Inc. (a) (m)	174
7		Adolor Corp. (a) (m)	165
8		Alpharma, Inc., Class A	185
5		AtheroGenics, Inc. (a)	61
18		AVANIR Pharmaceuticals, Class A (a)	124
32		Barr Pharmaceuticals, Inc. (a)	1,524
19		Cypress Bioscience, Inc. (a)	113
53		Perrigo Co.	848
5		Valeant Pharmaceuticals International	78
			3,272
		Real Estate Investment Trusts (REITs) — 6.6%
96		American Home Mortgage Investment Corp. REIT	3,531
52		Anthracite Capital, Inc. REIT	637
149		Anworth Mortgage Asset Corp. REIT	1,238
72		Ashford Hospitality Trust, Inc. REIT	913
4		BioMed Realty Trust, Inc. REIT	105
6		Boykin Lodging Co. REIT (a)	61
5		Capital Trust, Inc., Class A, REIT (m)	167
4		CarrAmerica Realty Corp. REIT	192
4		Columbia Equity Trust Inc. REIT	55
19		Equity Inns, Inc. REIT	321
5		Extra Space Storage, Inc. REIT	76
40		FelCor Lodging Trust, Inc. REIT	859
14		First Potomac Realty Trust REIT (m)	426
11		Glenborough Realty Trust, Inc. REIT	226
15		Government Properties Trust, Inc. REIT	144
23		Healthcare Realty Trust, Inc. REIT	720
2		Hersha Hospitality Trust REIT	19
60		Highland Hospitality Corp. REIT	849
62		Impac Mortgage Holdings, Inc. REIT	688
42		Innkeepers USA Trust REIT	733
18		Kilroy Realty Corp. REIT	1,279
11		LaSalle Hotel Properties REIT	486
54		Lexington Corporate Properties Trust REIT	1,164
11		LTC Properties, Inc. REIT	244
7		Maguire Properties, Inc. REIT	239
152		MFA Mortgage Investments, Inc. REIT	1,045
19		Mid-America Apartment Communities, Inc. REIT	1,070
25		National Health Investors, Inc. REIT	672
3		Novastar Financial, Inc. REIT	104
—	(h)	OMEGA Healthcare Investors, Inc. REIT	1
6		Parkway Properties, Inc. REIT	282
25		Pennsylvania REIT	1,001
17		Post Properties, Inc. REIT	771
24		RAIT Investment Trust REIT	695
40		Redwood Trust, Inc. REIT	1,931
12		Saul Centers, Inc. REIT	498
26		Senior Housing Properties Trust REIT	462
27		SL Green Realty Corp. REIT	2,978
3		Spirit Finance Corp. REIT	33
25		Sunstone Hotel Investors, Inc. REIT	715
			27,630

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   19

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Real Estate Management & Development — 0.0% (g)
5		Housevalues, Inc. (a)	37
		Road & Rail — 1.6%
14		Amerco, Inc. (a)	1,459
2		Arkansas Best Corp.	85
40		Dollar Thrifty Automotive Group, Inc. (a)	1,798
38		Genesee & Wyoming, Inc., Class A (a)	1,364
20		Landstar System, Inc.	953
1		Marten Transport Ltd. (a)	11
20		RailAmerica, Inc. (a)	206
13		SCS Transportation, Inc. (a)	344
4		U.S. Xpress Enterprises, Inc., Class A (a)	119
17		Werner Enterprises, Inc.	342
			6,681
		Semiconductors & Semiconductor Equipment — 1.3%
6		Actel Corp. (a) (m)	86
7		Advanced Energy Industries, Inc. (a) (m)	87
6		AMIS Holdings, Inc. (a)	62
21		Amkor Technology, Inc. (a)	196
43		Applied Micro Circuits Corp. (a)	117
24		Asyst Technologies, Inc. (a)	177
23		ATMI, Inc. (a)	572
20		Axcelis Technologies, Inc. (a)	119
7		Brooks Automation, Inc. (a)	85
14		Cirrus Logic, Inc. (a)	116
7		Cohu, Inc.	116
129		Conexant Systems, Inc. (a)	324
13		Credence Systems Corp. (a)	44
6		DSP Group, Inc. (a)	154
24		Entegris, Inc. (a)	228
36		Exar Corp. (a)	482
4		Genesis Microchip, Inc. (a)	43
57		Integrated Device Technology, Inc. (a)	813
7		Integrated Silicon Solutions, Inc. (a)	40
13		Kopin Corp. (a)	45
11		Kulicke & Soffa Industries, Inc. (a)	78
16		Lattice Semiconductor Corp. (a)	101
28		LTX Corp. (a)	199
5		Mattson Technology, Inc. (a)	52
11		MKS Instruments, Inc. (a)	225
17		ON Semiconductor Corp. (a)	98
3		Pericom Semiconductor Corp. (a)	28
8		Photronics, Inc. (a)	117
41		RF Micro Devices, Inc. (a)	247
8		Silicon Storage Technology, Inc. (a)	33
14		Skyworks Solutions, Inc. (a)	75
6		Standard Microsystems Corp. (a)	138
13		Vitesse Semiconductor Corp. (a)	19
7		Zoran Corp. (a)	170
			5,486
		Software — 1.3%
6		Altiris, Inc. (a)	112
9		Aspen Technology, Inc. (a)	117
—	(h)	eSpeed, Inc., Class A (a)	2
54		Intergraph Corp. (a)	1,685
—	(h)	Internet Security Systems (a)	6
6		Intervideo, Inc. (a)	59
6		JDA Software Group, Inc. (a)	90
19		Lawson Software, Inc.	129
5		Macrovision Corp. (a)	99
10		Magma Design Automation, Inc. (a)	71
23		Mentor Graphics Corp. (a)	296
18		Micros Systems, Inc. (a)	783
5		NetIQ Corp. (a)	56
16		Parametric Technology Corp. (a)	206
3		Phoenix Technologies Ltd. (a)	16
7		Progress Software Corp. (a)	161
3		QAD, Inc.	24
6		Quest Software, Inc. (a)	87
25		Reynolds & Reynolds Co. (The)	773
4		RSA Security, Inc. (a)	101
2		SPSS, Inc. (a)	48
21		Sybase, Inc. (a)	398
12		THQ, Inc. (a)	263
10		TIBCO Software, Inc. (a)	70
			5,652
		Specialty Retail — 2.2%
51		Aaron Rents, Inc. (m)	1,378
27		Asbury Automotive Group, Inc. (a)	570
4		Build-A-Bear Workshop, Inc. (a)	75
80		Charming Shoppes, Inc. (a)	904
14		CSK Auto Corp. (a)	168
6		Dress Barn, Inc. (a)	162
6		Genesco, Inc. (a)	186
8		Group 1 Automotive, Inc.	434
29		Lithia Motors, Inc., Class A	882
13		Monro Muffler, Inc.	438
3		Pantry, Inc. (The) (a)	178
11		Payless Shoesource, Inc. (a)	299
4		Rent-A-Center, Inc. (a)	92
17		Rent-Way, Inc. (a)	125

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Specialty Retail — Continued
3		Shoe Carnival, Inc. (a)	74
6		Sonic Automotive, Inc.	122
14		Stage Stores, Inc.	459
83		Stein Mart, Inc.	1,228
22		Too, Inc. (a)	852
37		United Auto Group, Inc.	792
			9,418
		Textiles, Apparel & Luxury Goods — 1.5%
18		Brown Shoe Co., Inc.	622
2		Deckers Outdoor Corp. (a)	89
27		Kellwood Co.	802
5		Kenneth Cole Productions, Inc., Class A	118
1		Maidenform Brands Inc. (a)	6
5		Movado Group, Inc.	119
1		Oxford Industries, Inc.	43
26		Perry Ellis International, Inc. (a)	653
84		Phillips-Van Heusen	3,198
15		Quiksilver, Inc. (a)	179
6		Russell Corp.	113
13		Skechers U.S.A., Inc., Class A (a)	309
6		Unifirst Corp.	200
			6,451
		Thrifts & Mortgage Finance — 4.7%
41		Accredited Home Lenders Holding Co. (a) (m)	1,970
105		Astoria Financial Corp.	3,187
51		BankAtlantic Bancorp, Inc., Class A	754
50		Bankunited Financial Corp., Class A	1,514
1		Berkshire Hills Bancorp, Inc.	18
—	(h)	Capital Crossing Bank (a)	10
9		CharterMac	165
2		City Bank	79
1		Commercial Capital Bancorp, Inc.	10
64		Corus Bankshares, Inc.	1,668
10		Dime Community Bancshares	130
12		Doral Financial Corp. (Puerto Rico)	78
1		Downey Financial Corp.	81
3		Federal Agricultural Mortgage Corp., Class C	69
3		First Financial Holdings, Inc.	90
78		First Niagara Financial Group, Inc.	1,090
6		First Place Financial Corp.	145
5		FirstFed Financial Corp. (a)	300
136		Flagstar Bancorp, Inc.	2,177
108		Fremont General Corp.	2,010
2		Horizon Financial Corp.	66
2		ITLA Capital Corp.	95
47		MAF Bancorp, Inc.	2,013
2		NASB Financial, Inc.	61
11		Ocwen Financial Corp.	138
19		Partners Trust Financial Group, Inc.	212
12		Provident Financial Services, Inc.	219
9		Sterling Financial Corp.	206
8		TierOne Corp.	263
34		United Community Financial Corp.	410
36		W Holding Co., Inc. (Puerto Rico)	237
7		WSFS Financial Corp.	412
			19,877
		Tobacco — 0.2%
30		Alliance One International, Inc.	134
19		Universal Corp.	696
			830
		Trading Companies & Distributors — 1.4%
44		Applied Industrial Technologies, Inc.	1,068
6		GATX Corp.	268
14		Kaman Corp.	253
10		UAP Holding Corp.	220
49		Watsco, Inc.	2,948
12		WESCO International, Inc. (a)	806
15		Williams Scotsman International, Inc. (a)	330
			5,893
		Transportation Infrastructure — 0.0% (g)
10		Interpool, Inc.	211
		Water Utilities — 0.0% (g)
—	(h)	American States Water Co.	14
—	(h)	California Water Service Group	15
			29
		Wireless Telecommunication Services — 0.6%
80		American Tower Corp., Class A (a)	2,491
10		Centennial Communications Corp.	50
25		Dobson Communications Corp. (a)	192
			2,733
		Total Common Stocks (Cost $318,493)	405,074
Short-Term Investments — 2.7%
		Investment Company — 2.5%
10,552		JPMorgan Prime Money Market Fund (b)	10,552

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   21

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Notes — 0.2%
695	U.S. Treasury Notes 2.88%, 11/30/06 (k) (m)	690
	Total Short-Term Investments (Cost $11,242)	11,242
	Total Investments — 99.0% (Cost $329,735)	416,316

	Other Assets in Excess of Liabilities — 1.0%	4,180
	NET ASSETS — 100.0%	$420,496

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/06 (USD)	UNREALIZED APPRECIATION (USD)
	Long Futures Outstanding
11	Russell 2000 Index	September 2006	$4,023	$139

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

JPMorgan Multi-Manager Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

ABBREVIATIONS:

(a)—	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	— American Depositary Receipt.

USD	— United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 3O, 2006

(Amounts in thousands, except per share amounts)

	Multi-Manager Small Cap Growth Fund		Multi-Manager Small Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$329,554		$405,764
Investments in affiliates, at value	3,950		10,552
Total investment securities, at value	333,504		416,316
Cash	—	(a)	—
Receivables:
Investment securities sold	3,119		9,991
Fund shares sold	215		866
Interest and dividends	75		432
Variation margin on future contracts	—		57
Total Assets	336,913		427,662

LIABILITIES:
Payables:
Investment securities purchased	1,888		6,470
Fund shares redeemed	202		195
Accrued liabilities:
Investment advisory fees	227		290
Administration fees	29		35
Shareholder servicing fees	68		86
Custodian and accounting fees	14		16
Trustees’ and Officers’ fees	—	(a)	1
Other	79		73
Total Liabilities	2,507		7,166
Net Assets	$334,406		$420,496

NET ASSETS:
Paid in capital	$274,229		$310,867
Accumulated undistributed (distributions in excess of) net investment income	(871)		14
Accumulated net realized gains (losses)	14,209		22,895
Net unrealized appreciation (depreciation)	46,839		86,720
Total Net Assets	$334,406		$420,496

Outstanding units of beneficial interest (shares)
($0.001 par value; unlimited number of shares authorized):	21,741		23,127
Net asset value, redemption and offering price per share	$15.38		$18.18

Cost of investments	$286,665		$329,735

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Multi-Manager Small Cap Growth Fund		Multi-Manager Small Cap Value Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$329	$1,041	$2,317	$4,478
Dividend income from affiliates (b)	246	223	264	423
Interest income	20	6	15	8
Foreign taxes withheld	— (c)	— (c)	(1)	(4)
Total investment income	595	1,270	2,595	4,905

EXPENSES:
Investment advisory fees	1,420	2,312	1,747	3,288
Administration fees	171	305	210	432
Shareholder servicing fees	418	680	514	966
Custodian and accounting fees	54	79	81	80
Professional fees	31	148	82	124
Trustees’ and Officers’ fees	7	17	9	25
Printing and mailing costs	23	23	24	24
Registration and filing fees	15	46	33	51
Transfer agent fees	33	68	39	76
Other	16	113	27	122
Total expenses	2,188	3,791	2,766	5,188
Less amounts waived	—	(20)	(49)	—
Less earnings credits	(1)	(1)	(1)	(2)
Net expenses	2,187	3,770	2,716	5,186
Net investment income (loss)	(1,592)	(2,500)	(121)	(281)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	13,102	16,471	21,114	43,252
Futures	—	—	102	(18)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,746)	(2,890)	6,324	(15,979)
Futures	—	—	200	(162)
Net realized/unrealized gains (losses)	10,356	13,581	27,740	27,093
Change in net assets resulting from operations	$8,764	$11,081	$27,619	$26,812

(a)The Fund changed its fiscal year end from December 31 to June 30.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Multi-Manager Small Cap Growth Fund			Multi-Manager Small Cap Value Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,592)	$(2,500)	$(2,725)	$(121)	$(281)	$(958)
Net realized gain (loss)	13,102	16,471	6,117	21,216	43,234	19,451
Change in net unrealized appreciation (depreciation)	(2,746)	(2,890)	17,856	6,524	(16,141)	44,144
Change in net assets resulting from operations	8,764	11,081	21,248	27,619	26,812	62,637

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(17,009)	(3,750)	—	(45,186)	(16,590)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	70,959	76,176	147,378	66,638	89,972	194,785
Dividends reinvested	—	6,072	1,627	—	16,881	7,104
Cost of shares redeemed	(34,538)	(78,243)	(76,009)	(39,636)	(110,906)	(75,053)
Change in net assets from capital transactions	36,421	4,005	72,996	27,002	(4,053)	126,836

NET ASSETS:
Change in net assets	45,185	(1,923)	90,494	54,621	(22,427)	172,883
Beginning of period	289,221	291,144	200,650	365,875	388,302	215,419
End of period	$334,406	$289,221	$291,144	$420,496	$365,875	$388,302
Accumulated undistributed (distributions in excess of) net investment income	$(871)	$10	$11	$14	$18	$35

SHARE TRANSACTIONS:
Issued	4,462	5,141	10,323	3,675	5,028	12,032
Reinvested	—	405	126	—	977	413
Redeemed	(2,189)	(5,334)	(5,376)	(2,192)	(6,129)	(4,598)
Change in shares	2,273	212	5,073	1,483	(124)	7,847

(a)The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Multi-Manager Small Cap Growth Fund
January 1, 2006 to June 30, 2006 (d)	$14.86	$(0.07)		$0.59	$0.52	$—
Year ended December 31, 2005	15.12	(0.13)		0.79	0.66	(0.92)
Year ended December 31, 2004	14.15	(0.16	)(f)	1.33	1.17	(0.20)
February 28, 2003 (e) to December 31, 2003	10.00	(0.11	)(f)	4.86	4.75	(0.60)

Multi-Manager Small Cap Value Fund
January 1, 2006 to June 30, 2006 (d)	16.90	(0.01)		1.29	1.28	—
Year ended December 31, 2005	17.84	(0.01)		1.26	1.25	(2.19)
Year ended December 31, 2004	15.47	(0.05	)(f)	3.20	3.15	(0.78)
February 28, 2003 (e) to December 31, 2003	10.00	(0.02	)(f)	5.81	5.79	(0.32)

(a)	Annualized for periods less than one year

(b)	Not annualized for periods less than one year

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations

(f)	Calculated based upon average shares outstanding

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.38	3.50%	$334,406	1.31%	(0.95)%	1.31%	40%
14.86	4.38	289,221	1.39	(0.92)	1.40	132
15.12	8.48	291,144	1.40	(1.10)	1.41	170
14.15	47.78	200,650	1.40	(1.02)	1.56	138

18.18	7.57	420,496	1.32	(0.06)	1.35	26
16.90	6.87	365,875	1.34	(0.07)	1.34	113
17.84	20.61	388,302	1.40	(0.32)	1.41	46
15.47	58.01	215,419	1.40	(0.21)	1.58	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund (collectively, the “Funds”) are series of JPMorgan Fleming Series Trust (the “Trust”), which was organized on December 24, 2002, as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds changed their fiscal year ends from December 31 to June 30.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, Multi-Manager Small Cap Value Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its/their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to the Fund are charged directly to the Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds.

30   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G. Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Multi-Manager Small Cap Growth Fund	$16	$711	$(727)
Multi-Manager Small Cap Value Fund	(13)	117	(104)

The reclassifications for the Funds relate primarily to tax net operating losses and REIT adjustments.

H. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Advisory Fees — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P.Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor allocates portions of the Funds’ assets to sub-advisors and is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.85% based on each Fund’s respective average daily net assets.

BlackRock Advisor, Inc. (“BlackRock”), J.&W. Seligman and Co. Incorporated (“Seligman”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and Oberweis Asset Management, Inc. (“Oberweis”) are the sub-advisors for the Multi-Manager Small Cap Growth Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the assets of the Multi-Manager Small Cap Growth Fund among BlackRock, Seligman, UBS Global AM and Oberweis is determined by the Advisor, subject to the review of the Board of Trustees. At June 30, 2006, the allocation of assets was 27%, 14%, 28%, and 31%, respectively. The Advisor, not the Fund, will pay the sub-advisors at an annual rate of 0.55% of the average daily allocated net assets for their services.

EARNEST Partners, LLC (“EARNEST”), First Quadrant L.P. (“First Quadrant”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) are the sub-advisors for the Multi-Manager Small Cap Value Fund. The Advisor also directly manages a portion of the Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the assets of the Multi-Manager Small Cap Value Fund among EARNEST, First Quadrant, Vaughan Nelson and the Advisor is determined by the Advisor, subject to the review of the Board of Trustees. At June 30, 2006 the allocation of assets was 35%, 15%, 15% and 35% respectively. The Advisor, not the Fund, will pay the subadvisors at an annual rate of 0.55% of the average daily allocated net assets for their services.

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the Adviser is permitted, subject to supervision and approval of the Fund’s Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Funds. As such, the Funds and the Adviser may hire, terminate, or replace sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period ended 6/30/06	Year ended 12/31/05
Multi-Manager Small Cap Growth Fund	$10	$24
Multi-Manager Small Cap Value Fund	10	24

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. As of June 30, 2006, the Funds were accruing Administration fees at a rate of 0.10% as a percentage of net assets.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (“JPMCB”) served as the Funds’ Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide administrative and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the shareholder servicing agent for the Funds. JPMCB was subject to the fee rates disclosed above.

The Distributor waived and/or reimbursed Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest Expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor (as the Funds’ shareholder servicing agent) have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.40% of the Funds’ respective average daily net assets.

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. The expense limitation percentages above are in place until at least April 30, 2007.

32   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

For the period ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

		Voluntary Waivers
	Investment Advisory	Administration	Total
Multi-Manager Small Cap Value Fund	$49	$—	$49

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/ dealers. For the period ended June 30, 2006, Multi-Manager Small Cap Growth Fund incurred approximately $2 (amount in thousands) in brokerage commissions with brokers/ dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (Excluding U.S. Government)	Sales (Excluding U.S. Government)
Multi-Manager Small Cap Growth Fund	$165,156	$131,238
Multi-Manager Small Cap Value Fund	123,693	103,071

During the period ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Multi-Manager Small Cap Growth Fund	$289,353	$61,976	$(17,825)	$44,151
Multi-Manager Small Cap Value Fund	330,698	98,276	(12,658)	85,618

For Multi-Manager Small Cap Growth Fund, the differences between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs). For Multi-Manager Small Cap Value Fund, the differences between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and REIT adjustments.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Multi-Manager Small Cap Growth Fund	$1,915	$15,094	$17,009
Multi-Manager Small Cap Value Fund	9,608	35,578	45,186

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Multi-Manager Small Cap Growth Fund	$3,533	$217	$3,750
Multi-Manager Small Cap Value Fund	7,650	8,940	16,590

At June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Multi-Manager Small Cap Growth Fund	$3,673	$12,353	$44,151
Multi-Manager Small Cap Value Fund	4,200	19,810	85,618

For Multi-Manager Small Cap Growth Fund, the differences between book and tax basis and unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs). For Multi-Manager Small Cap Value Fund, the differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, outstanding REIT return of capital and mark to market of futures.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds do not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of June 30, 2006, or at any time during the period.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

Because each Sub-advisor makes investment decisions independently, it is possible that the stock selection process of the Fund’s exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

34   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Fleming Series Trust
and Shareholders of JPMorgan Multi-Manager Small Cap Growth Fund
and JPMorgan Multi-Manager Small Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund (each a portfolio of JPMorgan Fleming Series Trust, hereafter referred to as the “Funds”) at June 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 18, 2006

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   35

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupation(s) During Past 5 Years	Number of Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

(3)	The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

36   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2002
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistance Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Funds, you incur two types of costs, including investment advisory fees, administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006	Annualized Expense Ratio
Multi-Manager Small Cap Growth Fund
Actual	$1,000.00	$1,035.00	$6.61	1.31%
Hypothetical*	1,000.00	1,018.30	6.56	1.31
Multi-Manager Small Cap Value Fund
Actual	1,000.00	1,075.70	6.79	1.32
Hypothetical*	1,000.00	1,018.25	6.61	1.32

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

38   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees met in person in December 2005, to consider the continuation of investment advisory agreements and sub-advisory agreements, as applicable (together, the “Advisory Agreements”) for the Funds whose annual report is contained herein. At the meeting, the Board reviewed and considered performance and expense information for each Fund, as well as information about the adviser to each Fund, which is J.P. Morgan Investment Management Inc. (the “Adviser”) and certain sub-advisers to the Funds, which are, in the case of the Multi-Manager Small Cap Growth Fund, J. & W. Seligman & Co. Incorporated and UBS Global Asset Management (Americas) Inc. and in the case of Multi-Manager Small Cap Value, Earnest Partners, LLC (the “Sub-Advisers” and together with the Adviser, the “Advisers”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the ‘40 Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of each Fund’s performance. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of funds in the Funds’ peer groups. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. During the course of the meeting the Trustees requested and received additional information from the Funds’ management.

The Trustees determined that the overall arrangements between each Fund and its applicable Advisers, as provided in the Advisory Agreements was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreements. In reaching their determinations with respect to approval of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates and, where applicable, the Sub-Advisers;

3.	payments received by the Adviser and its affiliates in respect of each Fund and all Funds as a group;

4.	the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Fund and to all Funds as a group, and financial information provided by the Sub-Advisers;

5.	comparative fee and expense data for each Fund and other investment companies with similar investment objectives;

6.	the potential for the Funds to realize economies of scale for the benefit of investors as assets grow;

7.	portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives;

8.	fall-out benefits to the Adviser and its affiliates and to the Sub-Advisers from their relationships with the Funds;

9.	fees charged by the Adviser to other clients with similar investment objectives;

10.	the professional experience and qualifications of each Fund’s portfolio management teams and other senior personnel of the Advisers; and

11.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by each Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   39

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisers’ senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team at the Adviser primarily responsible for the day-to-day management of the Fund, including oversight of the Sub-Advisers, and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisers to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and the Sub-Advisers, the commitment of the Advisers to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisers’ integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisers.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the combination of the entities. In addition, the Trustees recognized that this data represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain Sub-Advisers continued to benefit from such soft dollar arrangements. The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Fund for providing administrative services. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall non-money market fund assets, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients were reasonable.

40   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the one-year and two-year periods. The Trustees also considered each Fund’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of each Fund’s investment performance is summarized below:

The Trustees noted that the performance of the Multi-Manager Small Cap Growth Fund for the one-year and two-year time periods was within a reasonable range of its Universe Group median.

The Trustees noted that the performance of the Multi-Manager Small Cap Value Fund for the one-year and two-year time periods was better than that of its Universe Group median.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Funds. The Trustees noted that the Funds make no additional payment to the Sub-Advisers and that the Sub-Advisers are compensated for their services by the Adviser. The Trustees recognized that Lipper reported the Funds’ management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of each Fund’s advisory fees and expense ratios is summarized below:

The Trustees noted that although the Multi-Manager Small Cap Growth Fund’s contractual advisory fee was in the fourth quintile of the Fund’s Peer Group, the net advisory fee rate and total expenses each were within a reasonable range of the Fund’s Universe Group median and concluded that the advisory fee was acceptable.

The Trustees noted that although the Multi-Manager Small Cap Value Fund’s contractual advisory fee was in the fifth quintile of the Fund’s Peer Group, the net advisory fee rate and total expenses each were within a reasonable range of the Fund’s Universe Group median and concluded that the advisory fee was acceptable under the circumstances.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   41

BOARD APPROVAL OF JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND
SUB-ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees met in person in July 2005, to consider the approval of Sub-advisory Agreements with First Quadrant L.P., Vaughan Nelson Investment Management, L.P. and Advisory Research, Inc. (each a “Sub-Adviser” and together, the “Sub-Advisers”) Sub-advisory Agreement (each a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”) for the JPMorgan Multi-Manager Small Cap Value Fund (“Multi-Manager Small Cap Value Fund”) whose annual report is contained herein. The Sub-Advisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreements or “interested persons,” as defined in the 1940 Act, of any such party, on July 27, 2005, and the Trustees authorized the Multi-Manager Small Cap Value Fund’s officers to submit the Sub-Advisory Agreements to shareholders for their approval. Multi-Manager Small Cap Value Fund shareholders were sent notice of the special meeting and a proxy statement in August 2005. The proxy statement included the factors the Trustees considered in approving the Sub-Advisory Agreements. These factors, as included in the proxy statement, are set forth below.

In considering the Sub-Advisory Agreements, the Trustees had before them information to evaluate the experience of each Sub-Adviser’s key personnel in portfolio management, the quality of services each Sub-Adviser is expected to provide to the Multi-Manager Small Cap Value Fund, and the compensation proposed to be paid to each Sub-Adviser. The Trustees gave equal consideration to all factors deemed to be relevant to the Multi-Manager Small Cap Value Fund, including, but not limited to the following:

The Trustees reviewed the Sub-Advisory Agreements, pursuant to which each Sub-Adviser will manage the Multi-Manager Small Cap Value Fund’s assets allocated to it (the “Sub-Adviser Assets”) subject to the general supervision of the Trustees, in accordance with the Multi-Manager Small Cap Value Fund’s investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. Each Sub-Adviser will make investment decisions for its Sub-Adviser Assets, place purchase and sale orders for portfolio transactions for its Sub-Adviser Assets, and employ professional portfolio managers and securities analysts to provide research services to its Sub-Adviser Assets. Each Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Sub-Adviser Assets. In addition, each Sub-Adviser will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Multi-Manager Small Cap Value Fund’s pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by the Sub-Adviser that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser for the Multi-Manager Small Cap Value Fund. The Trustees also considered the quality of the investment research capabilities of each Sub-Adviser and the other resources each Sub-Adviser has dedicated to performing services for the Multi-Manager Small Cap Value Fund.

The Trustees examined each Sub-Adviser’s historical performance and risk characteristics in the small-cap value category against its benchmark index over the one-quarter, one-year, three-year, five year and since-inception periods ended March 31, 2005, as applicable.

The Board determined that (i) the sub-advisory services offered by each Sub-Adviser could reasonably be expected to complement the services provided by the Multi-Manager Small Cap Value Fund’s other sub-advisers in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of each Sub-Adviser’s portfolio management team was favorable on an absolute and relative basis, (iii) each Sub-Adviser has experience in managing investment company assets and that each Sub-Adviser’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by each Sub-Adviser are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

On November 2, 2005, Advisory Research, Inc. gave notice to JPMIM that it had entered into a series of transactions that resulted in a recapitalization of Advisory Research, Inc. and an “assignment” of its sub-advisory agreement with JPMIM under the Investment Company Act of 1940. As a consequence, the sub-advisory agreement with Advisory Research, Inc. terminated automatically in accordance with its terms and Advisory Research, Inc. is no longer a sub-adviser to the Multi-Manager Small Cap Value Fund.

42   JPMORGAN MULTI-MANAGER FUNDS        JUNE 30, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Multi-Manager Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

There were no distributions for the period ended June 30, 2006.

JUNE 30, 2006        JPMORGAN MULTI-MANAGER FUNDS   43

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-MULTI-606

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Jerry B. Lewis. He is not an “interested person” of the Registrant and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2005 – $129,600

2006 – $80,990*

* For the six months ending June 30, 2006, the new fiscal year end of the Funds.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2004 – $9,397,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2005 – $17,100

2006 – $17,100

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2005 and 2006.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2005 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 – 100.00%

2006 – 100.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

Prior to the evaluation of disclosure controls and procedures referred to in the preceding paragraph, it came to Registrant’s attention that sub-advisory agreements that were approved by the Board of Trustees on July 27, 2005 and by shareholders at a meeting held on October 14, 2005 were omitted from the disclosure contained in the shareholder report for the period ending December 31, 2005 which described the factors considered by the Board of Trustees in approving advisory agreements. The disclosure is included in the shareholder report for the period ending June 30, 2006. The Registrant reviewed the disclosure control process and further enhanced it in light of this circumstance.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Series Trust

By:	/s/ George C.W. Gatch

George C.W. Gatch

President and Principal Executive Officer

September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch

George C.W. Gatch

President and Principal Executive Officer

September 8, 2006

By:	/s/ Arthur A. Jensen

Arthur A. Jensen

Assistant Treasurer and Principal Financial Officer

September 8, 2006